EXHIBIT 11.

POWER OF ATTORNEY

I, the undersigned Principal Executive Officer of each of the funds listed on Schedule A hereto, hereby severally constitute and appoint John A. Hill, George Putnam III, Jonathan S. Horwitz, John W. Gerstmayr, Bryan Chegwidden and James P. Pappas, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacities indicated below, the Registration Statements on Form N-1A, Form N-2 or Form N-14 of each of the funds listed on Schedule A hereto and any and all amendments (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand and seal on the date set forth below.

Signature                 Title                            Date

/s/ Charles E. Porter     Executive Vice President,        September 16, 2004
---------------------     Associate Treasurer and
Charles E. Porter         Principal Executive Officer

Schedule A
Putnam High Income Bond Fund
Putnam High Income Opportunities Trust
Putnam Master Income Trust
Putnam Premier Income Trust


POWER OF ATTORNEY

We, the undersigned Officers of each of the funds listed on Schedule A hereto, hereby severally constitute and appoint John A. Hill, George Putnam III, Charles E. Porter, Jonathan S. Horwitz, John W. Gerstmayr, Bryan Chegwidden and James P. Pappas, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacities indicated below, the Registration Statements on Form N-1A, Form N-2 or Form N-14 of each of the funds listed on Schedule A hereto and any and all amendments (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand and seal on the date set forth below.

Signature                  Title                         Date

/s/ Steven D. Krichmar     Vice President and Principal  September 17, 2004
---------------------      Financial Officer
Steven D. Krichmar

/s/ Michael T. Healy       Assistant Treasurer and       September 21, 2004
---------------------      Principal Accounting
Michael T. Healy           Officer


Schedule A
Putnam High Income Bond Fund
Putnam High Income Opportunities Trust
Putnam Master Income Trust
Putnam Premier Income Trust


POWER OF ATTORNEY

We, the undersigned Trustees of each of the funds listed on Schedule A hereto, hereby severally constitute and appoint John A. Hill, George Putnam III, Charles E. Porter, Jonathan S. Horwitz, John W. Gerstmayr, Bryan Chegwidden and James P. Pappas, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacities indicated below, the Registration Statements on Form N-1A, Form N-2 or Form N-14 of each of the funds listed on Schedule A hereto and any and all amendments (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand and seal on the date set forth below.

Signature                     Title                         Date

/s/ John A. Hill              Chairman of the Board;        September 16, 2004
-----------------------       Trustee
John A. Hill

/s/ George Putnam, III        President; Trustee            September 17, 2004
-----------------------
George Putnam, III

/s/ Jameson A. Baxter         Trustee                       September 16, 2004
-----------------------
Jameson A. Baxter

/s/ Charles B. Curtis         Trustee                       September 20, 2004
-----------------------
Charles B. Curtis

/s/ Ronald J. Jackson         Trustee                       September 17, 2004
-----------------------
Ronald J. Jackson

/s/ Paul L. Joskow            Trustee                       September 15, 2004
-----------------------
Paul L. Joskow

                              Trustee
-----------------------
Elizabeth T. Kennan

                              Trustee
-----------------------
John H. Mullin, III

/s/ Robert E. Patterson       Trustee                       September 20, 2004
-----------------------
Robert E. Patterson

/s/ A.J.C. Smith              Trustee                       September 17, 2004
-----------------------
A.J.C. Smith

/s/ W. Thomas Stephens        Trustee                       September 17, 2004
-----------------------
W. Thomas Stephens

Schedule A
Putnam High Income Bond Fund
Putnam High Income Opportunities Trust
Putnam Master Income Trust
Putnam Premier Income Trust